UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Tandem Diabetes Care, Inc.

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NOTICE REGARDING ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 18, 2019

May 30, 2019

Dear Stockholders:

Our 2019 Annual Meeting of Stockholders, or the Annual Meeting, was originally convened on May 22, 2019. We subsequently filed publicly a Notice of Adjournment of our Annual Meeting of Stockholders, or the Notice of Adjournment, informing stockholders that the Annual Meeting had been adjourned to a later date. This important notice is to inform you that the adjourned Annual Meeting will be reconvened at our principal corporate office, located at 11075 Roselle Street, San Diego, California 92121, on Tuesday, June 18, 2019, at 2:00 p.m., local time.

If you owned shares of our Common Stock on March 28, 2019, which will continue to be the Record Date for the Annual Meeting, your shares are eligible to be voted, in person or by proxy, at the Annual Meeting. Each stockholder is entitled to one vote for each share of Common Stock held on all matters to be voted upon. On the Record Date, there were 57,998,812 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting.

The proposals to be considered and voted upon at the Annual Meeting are fully described in our definitive proxy statement, which was filed with the Securities and Exchange Commission on April 11, 2019, or the Proxy Statement. A summary of the proposals and the recommendations of our Board of Directors for each are as follows:

PROPOSAL	DESCRIPTION	BOARD RECOMMENDATION
1	Election of Directors: The election of three Class III directors to serve a three-year term.	FOR - 3 NOMINEES
2

Ratification of the Appointment of Independent Registered Public Accounting Firm: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019.

FOR
3

Approval of Amendments to our 2013 Plan: To approve amendments to our Amended and Restated 2013 Stock Incentive Plan, or our 2013 Plan, to: (i) increase the number of shares of our Common Stock reserved under our 2013 Plan by 5,000,000 shares, or from 6,726,135 shares to 11,726,135 shares, and (ii) change the methodology for determining the equity awards granted to our non-employee directors pursuant to our director compensation program.

FOR
4

Advisory Approval of the Compensation of our Named Executive Officers: To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” section of the Proxy Statement.

FOR
5

Advisory Approval of the Frequency of Future Stockholder Advisory Votes to Approve the Compensation of our Named Executive Officers: To approve, on a non-binding, advisory basis, the frequency of future stockholder advisory votes to approve the compensation of our named executive officers.

EVERY 1 YEAR

Reasons for the Adjournment

The Chairman of the Annual Meeting elected to adjourn the Annual Meeting because, as of May 22, 2019, more than 1/3 of all shares outstanding on the Record Date had not yet voted with respect to proposals 1, 3 and 4. More specifically, greater than 7 million of our outstanding shares remained unvoted with respect to ALL proposals, and there were more than 12 million “broker non-votes” with respect to proposals 1, 3 and 4.  Pursuant to applicable law, these broker non-votes are not permitted to be counted in determining the outcome of those proposals and at the time of the adjournment proposals 3 and 4 would not have been approved.  Those proposals relate to important governance matters that the Board of Directors believes are in the best interests of the Company and our stockholders.  Accordingly, the Chairman adjourned the Annual Meeting, in accordance with the procedures in our Amended and Restated Bylaws, to provide our stockholders additional time to vote, as we believe it is important to ensure our stockholders have appropriate opportunities to participate in key governance decisions impacting the Company and our stockholders.

Voting Procedures

Stockholders that previously cast votes on the proposals to be considered and voted upon at the Annual Meeting will be permitted to revoke or change their votes, and stockholders that have not cast votes on the proposals will be permitted to vote, in each case subject to the voting procedures for the Annual Meeting described below and in the Proxy Statement.  If you have any questions about how to vote your shares at the Annual Meeting, please contact our proxy solicitation firm, Georgeson, LLC, by calling 800-733-6198.

Stockholder of Record

If you are a stockholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by proxy through the Internet, by phone or by mail as described below. Whether or not you plan to attend the reconvened Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.

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To vote through the Internet, go to www.voteproxy.com and follow the instructions provided on the website. In order to cast your vote, you will be asked to provide the control number from the Notice of Internet Availability of Proxy Materials or, if you requested to receive printed proxy materials, the control number from the proxy card that was mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 17, 2019.

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To vote by phone, call toll-free 1-800-PROXIES (1-800-776-9437) if calling from the United States, or 1-718-921-8500 if calling from foreign countries, from any touch-tone telephone and follow the instructions. In order to cast your vote, you will be asked to provide the control number from the Notice or, if you requested to receive printed proxy materials, the proxy card that was mailed to you. Telephonic voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 17, 2019.

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To vote by mail using a proxy card, you must request to receive printed proxy materials by following the instructions included in the Proxy Statement. Once received, simply complete, sign and date the proxy card and return it promptly in the envelope provided.

Beneficial Owner

If you are a beneficial owner of shares registered in the name of your bank, broker or other nominee, simply follow the instructions provided to you by that organization. To vote in person at the Annual Meeting, you must obtain a valid proxy from your bank, broker or other nominee.

Proxy Solicitation

We will pay all of the costs of soliciting proxies in connection with the Annual Meeting. Our directors, officers and other employees may solicit proxies, but will not receive any additional compensation for these services. In addition, we have engaged Georgeson to assist us in the distribution of proxy materials and the solicitation of proxies in connection with the Annual Meeting.  We will bear the costs of the fees for Georgeson, which are expected to be approximately $25,000, excluding out-of-pocket expenses. If you have any questions about how to vote your shares at the Annual Meeting, please contact Georgeson by calling 800-733-6198.

Additional Information

This notice should be read in conjunction with the Proxy Statement and the Notice of Adjournment, as well as with any additional soliciting material we may file with the SEC, which we encourage you to read carefully and in its entirety before making a voting decision. To the extent that information in this notice differs from or updates information contained in the Proxy Statement or the Notice of Adjournment, the information contained herein supersedes the information contained in the Proxy Statement and the Notice of Adjournment.

Your vote is very important and we encourage you to submit your proxy or voting instructions as soon as possible.

Sincerely,

John F. Sheridan
President and Chief Executive Officer

San Diego, California